                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                              Amendment No. 1 to
                                   FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  OCTOBER 7, 1999

                                    K2 INC.

              (exact name of Registrant as specified in its charter)

     DELAWARE                      1-4290                       95-2077125
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)

                4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA       90040

                 (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:  (323) 724-2800

                                       N/A
        (Former name or former address, if changed since last report)

This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed by K2 Inc. (the "Company" or "Registrant") on October 22, 1999. Item 7 is hereby amended as follows to include the filing of financial statements and pro forma financial information required by Item 7, which information was not practicably available at the time of filing.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              The following financial statements of Ride, Inc. ("Ride") are incorporated by reference and included herein:

              (i) Audited Consolidated Balance Sheet as of June 30, 1998 and Audited Consolidated Statements of Operations and Cash Flow for the fiscal periods ended December 31, 1997 and June 30, 1998, filed on the Company's Registration Statement on Form S-4 (Registration No. 333-84791) on August 9, 1999 and incorporated herein by reference.

              (ii) Notes to Consolidated Financial Statements, filed on pages 112 through 131 of the Company's Registration Statement on Form S-4 (Registration No. 333-84791) on August 9, 1999 and incorporated herein by reference.

              (iii) Report of Independent Auditors, filed on page 107 of the Company's Registration Statement on Form S-4
                     (Registration No. 333-84791) on August 9, 1999 and incorporated herein by reference.

              (iv) Audited Consolidated Balance Sheet and Audited Consolidated Statements of Operations and Cash Flow as of and for the fiscal year ended June 30, 1999, filed on Ride's Annual Report on Form 10-K on September 28, 1999 and incorporated herein by reference.

              (v) Notes to Consolidated Financial Statements, filed on pages 34 through 52 of Ride's Annual Report on Form 10-K on September 28, 1999 and incorporated herein by reference.

              (vi) Report of Independent Auditors, filed on page 25 on Ride's Annual Report of Form 10-K on September 28, 1999 and incorporated herein by reference.

         (b)  Pro Forma Financial Information.

              The following Pro Forma financial statements of the Company and Ride, Inc. ("Ride") are incorporated by reference and included herein:

              (1) Unaudited Pro Forma Condensed Combined Statement of
                  Operations for the year ended December 31, 1998, filed on page 94 of the Company's Registration Statement on Form S-4 (Registration No. 333-84791) on August 9, 1999 and incorporated herein by reference.

              The following unaudited Pro Forma financial statements of the Company and Ride are included herein:

                        Unaudited Pro Forma Financial Data

The following tables present summary historical information for the Company and Ride derived from financial statements. The Company's merger with Ride is accounted for using the purchase method of accounting and, accordingly the assets acquired and liabilities assumed are recorded at their fair market values as of the date of the acquisition, which do not differ significantly from historical costs. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed is recorded as goodwill.

The unaudited pro forma combined condensed balance sheet as of September 30, 1999 gives effect to the merger of the Company and Ride as of that date. As a result, it reflects the issuance of the Company shares of common stock in exchange for shares of Ride common stock as discussed in the merger agreement. The unaudited pro forma combined condensed income statement for the nine months ended September 30, 1999 presents the results for the Company and Ride as if the merger has occurred on January 1, 1999 and reflects the issuance of shares of Company common stock in exchange for shares of Ride common stock as discussed in the merger agreement.

This unaudited pro forma financial information presented is based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma statement of operations does not purport to represent what the Company's results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. In addition, the unaudited pro forma combined condensed financial information does not reflect certain cost savings potentially realizable through combining the operations of the companies and implementing the Company's management practices.

                              K2 INC. AND RIDE, INC.
               UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF SEPTEMBER 30, 1999
                                  (IN THOUSANDS)


                                                          HISTORICAL
                                                 ----------------------------                                 PRO FORMA
                                                    K2 INC.        RIDE, INC.         ADJUSTMENTS              COMBINED
                                                 ------------    ------------       ---------------          -----------
ASSETS
Current Assets
  Cash and cash equivalents                      $     9,855     $      332                                  $    10,187
  Accounts receivable, net                           115,054         12,487                                      127,541
  Inventories, net                                   116,190          9,636                                      175,826
  Income taxes receivable                             10,130             48                                       10,178
  Prepaid expenses and other current assets            6,012            230                                        6,242
                                                 -----------     ----------          --------------          -----------
    Total current assets                             307,241         22,732                                      329,973

Property, plant and equipment, net                    71,624          3,316                                       74,940
Intangibles, principally goodwill, net                20,244          6,194          $       (6,194) (1)          38,774
                                                                                             18,530  (1)
Net assets of discontinued operations                 25,092                                                      25,092
Other Assets                                           6,253          2,235                                        8,488
                                                 -----------     ----------          --------------          -----------
  Total Assets                                    $  430,454     $   34,476          $       12,336          $   477,266
                                                 -----------     ----------          --------------          -----------
                                                 -----------     ----------          --------------          -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Bank loans                                      $   42,114     $   15,758                                  $    57,872
  Accounts payable                                    21,212          9,036                                       30,248
  Accrued payroll and related expenses                17,259            884                                       18,143
  Other accruals                                      26,356          7,402          $          800  (1)          34,558
  Current portion of long-term debt                    4,444                                                       4,444
                                                 -----------     ----------          --------------          -----------
    Total current liabilities                        111,385         33,081                     800              145,266

Long-term debt                                        93,724                                                      93,724
Deferred taxes                                        13,014            861                                       13,875

Shareholders' equity
  Preferred stock                                                       500                     500  (1)
  Common stock                                        17,191         44,128                 (44,128) (1)          18,643
                                                                                              1,452  (1)
  Additional paid-in capital                         132,488                                 10,619  (1)         143,107
  Retained earnings (deficit)                         79,992        (43,931)                 43,931  (1)          79,992
  Employee Stock Ownership Plan and
    stock option loans                                (1,976)                                                     (1,976)
  Treasury shares                                     (8,313)                                                     (8,313)
  Accumulated other comprehensive income (loss)       (7,051)          (162)                    162  (1)          (7,051)
                                                 -----------     ----------          --------------          -----------
    Total shareholders' equity                       212,331            535                  11,536              224,401

    Total liabilities and shareholders' equity    $  430,454     $   34,476          $       12,336          $   477,266
                                                 -----------     ----------          --------------          -----------


                     See Notes to Pro Forma Financial Data

                           K2 INC. AND RIDE, INC.
          UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  NINE MONTHS ENDED SEPTEMBER 30, 1999
                  (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                 HISTORICAL
                                            ----------------------                     PRO FORMA
                                            K2 INC.     RIDE, INC.     ADJUSTMENTS      COMBINED
                                            --------    ----------     -----------     ---------
Net sales                                   $461,235     $13,264                        $474,499
Cost of products sold                        325,098       9,976                         335,074
                                            --------     -------       --------         --------
Gross profit                                 136,137       3,288                         139,425
Selling, general and administrative
  expenses                                   107,320       7,803       $    463 (2)      115,586
                                            --------     -------       --------         --------

Operating income (loss)                       28,817      (4,515)          (463)          23,839

Interest expense                               9,005         327                           9,332
Other income, net                               (106)                                       (106)
                                            --------     -------       --------         --------

Income (loss) from continuing operations
  before provision for income taxes           19,918      (4,842)          (463)          14,613

Provision for income taxes                     6,375          17         (1,701)(3)        4,691
                                            --------     -------       --------         --------
Income (loss) from continuing operations    $ 13,543     $(4,859)      $  1,238         $  9,922
                                            --------     -------       --------         --------
                                            --------     -------       --------         --------

Pro forma income from continuing
  operations
Basic                                       $   0.82                                    $   0.55
Diluted                                     $   0.82                                    $   0.55

Basic shares outstanding                      16,559                      1,452 (1)       18,011
Diluted shares outstanding                    16,559                      1,452 (1)       18,011

                      See Notes to Pro Forma Financial Data

                       NOTES TO PRO FORMA FINANCIAL DATA


The following adjustments were recorded in the pro forma financial statements:


(1) Reflects adjustments to assets and liabilities assumed based on their estimated fair market values under the purchase method of accounting. The allocation of the aggregate purchase cost below is preliminary. The final allocation of the purchase cost and the resulting effect on net income may differ significantly from the pro forma amounts included herein.

                                                                    AS OF
                                                             SEPTEMBER 30, 1999
                                                             ------------------
                                                               (in thousands)
Purchase price                                                     $12,071
Merger related expenses                                                800
                                                                   -------
Aggregate merger cost                                               12,871
Add: Fair market value estimate of net liabilities
  assumed (excluding historical goodwill)                            5,659
                                                                   -------
Excess of net liabilities assumed over cost (i.e. goodwill)        $18,530
                                                                   -------

The purchase price was based on an $8.3125 per share price of the Company's common stock at the time of the merger. The number of shares issued was based on a $10.00 per share price for the Company's common stock, which represents the floor price used in calculating the exchange ratio.

The adjustment to shareholders' equity is based on the pro forma capitalization of the Company as follows:


                                                                    AS OF
                                                             SEPTEMBER 30, 1999
                                                             ------------------
                                                                (IN THOUSANDS)
Ride, Inc. common shares outstanding                                14,321
Conversion of Ride, Inc. preferred stock common equivalent             200
                                                                   -------
Pro Forma Ride, Inc. common shares                                  14,521
Conversion ratio                                                      0.10
                                                                   -------
Shares of K2 Inc. common stock                                       1,452
Multipled by: stock price at closing                                8.3125
                                                                   -------
Value of K2 Inc. stock to be issued                                $12,071
Less: Ride shareholders' equity                                        535
                                                                   -------
Net adjustment to shareholders' equity                             $11,536
                                                                   -------

(2) Pro forma amortization of goodwill compared to the amortization of goodwill included in Ride's historical financial statements is summarized as follows:

                                                             NINE MONTHS
                                                                 ENDED
                                                          SEPTEMBER 30, 1999
                                                          ------------------
                                                            (IN THOUSANDS)
Cost in excess of net liabilities assumed
  of business acquired                                         $  18,530
Amortization period in months                                    x 9/240
                                                               ---------
                                                                     695

Less: Amortization recorded by Ride, Inc.                           (232)
                                                               ---------

  Increase amortization                                        $     463
                                                               ---------
                                                               ---------

The above is based on preliminary fair values of the assets acquired and liabilities assumed. The final allocation of the purchase price, the amortization in years and the resulting effect on net income may differ significantly from the pro forma amounts indicated herein.

(3) For the nine months ended September 30, 1999, a pro forma income tax benefit was recorded due to losses by Ride to the extent of U.S. tax expense recorded by the Company.

(c)  Exhibits

     The following exhibits are filed with this report on Form 8-K:


          Exhibit No.          Description
          -----------          ------------
          23(a)                Consent of Ernst & Young LLP, Independent Auditors

          23(b)                Consent of Grant Thornton LLP, Independent
                               Certified Public Accountants

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 1999             K2 INC.

                                        By: /s/ RICHARD M. RODSTEIN
                                        ---------------------------
                                        Richard M. Rodstein
                                        President and Chief Executive Officer




Date:  December 23, 1999             K2 INC.

                                        By: /s/ JOHN J. RANGEL
                                        ----------------------
                                        John J. Rangel
                                        Senior Vice President - Finance